              SCHEDULE 14A INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary Proxy Statement


     [ ] Confidential, for use of the Commission (only as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240-14a-12

                            INTERFACE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.

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     (3) Filing Party:

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     (4) Date Filed:

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

                            INTERFACE SYSTEMS, INC.

                              5855 Interface Drive
                           Ann Arbor, Michigan 48103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 18, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Interface Systems, Inc., a Michigan corporation, will be held at Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan on Friday, February 18, 2000 at 10:00 a.m. local time, for the following purposes:

     1. To elect seven directors who will serve until the Annual Meeting of Shareholders in 2001.

     2. To consider and approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 12,500,000 shares to 25,000,000 shares.


     3. To consider and approve a proposal to amend the Company's 1992 Stock Option Plan to make available for issuance an additional 300,000 shares of Common Stock.


     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 31, 1999 are entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend. However, whether you expect to be present at the meeting or not, please execute and return the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend.

                                            By Order of the Board of Directors,

                                            /s/ ROBERT A. NERO

                                            ROBERT A. NERO, President

Ann Arbor, Michigan

January 21, 2000

                            INTERFACE SYSTEMS, INC.

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interface Systems, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Friday, February 18, 2000, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. Any shareholder giving a proxy in the accompanying form may revoke it at any time prior to its exercise. The expense of solicitation of proxies will be borne by the Company. This Proxy Statement and form of proxy are being first sent to or given to shareholders of the Company on or about January 21, 2000. The mailing address of the Company's principal executive offices is 5855 Interface Drive, Ann Arbor, Michigan 48103.


     The Company's Annual Report to Shareholders for the year ended September 30, 1999 is enclosed herewith.


     Only shareholders of record at the close of business on December 31, 1999 will be entitled to vote at the meeting or any adjournment thereof. On that date, 4,609,483 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. A complete list of shareholders entitled to vote at the meeting will be open to examination by any shareholder during the meeting.


     Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on February 17, 2000. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Instead of returning signed proxy cards, shareholders of record can vote their shares over the Internet, or by calling a specially designated telephone number. These new Internet and telephone voting procedures are designed to authenticate shareholders' identities, allow shareholders to give their voting instructions and confirm that shareholders' instructions have been recorded properly. Specific instructions for shareholders of record that wish to use the Internet or telephone voting procedures are included on the enclosed proxy card. Shareholders who vote via the Internet or by telephone do not need to mail their proxy cards. A proxy may be revoked at any time prior to the voting at the Annual Meeting by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy (including a proxy voted via the Internet or by telephone), or by voting the shares represented by such proxy in person at the Annual Meeting.

     The election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a director and will have no effect on the outcome of that vote.

     The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Articles of Incorporation. Consequently, abstentions and broker non-votes will have the same effect as a vote against the proposal to amend the Articles of Incorporation. The affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required to approve the amendment to the Company's 1992 Stock Option Plan. Consequently, abstentions and broker non-votes will have no effect on the proposal to amend the Company's 1992 Stock Option Plan.

                       MATTERS TO COME BEFORE THE MEETING

ELECTION OF DIRECTORS

     Seven directors will be elected, each to hold office until the Company's 2001 Annual Meeting and until his successor is elected and qualified, or until the director's resignation or removal. All of the nominees are currently directors of the Company. The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed below. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as management may select.

     Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a director and will have no effect on the outcome of that vote. PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

                                                                                        FIRST ELECTED
                                                                                              OR
            NAME AND AGE                           PRINCIPAL OCCUPATION               APPOINTED DIRECTOR
            ------------                           --------------------               ------------------
Garnel F. Graber, 68.................  Retired                                               1974
Robert A. Nero, 53...................  President and Chief Executive Officer of the          1997
                                       Company
Bruce E. Rhoades, 51.................  Corporate Vice President, Bell & Howell               1997
                                       Company
David C. Seigle, 60..................  Affiliated Executive, Black Diamond Capital,          1969
                                       LLC
Robert A. Seigle, 72.................  President of Concord Personnel, Inc., a               1969
                                       personnel recruiting company
Lloyd A. Semple, 60..................  Attorney and Chairman, Dykema Gossett PLLC, a         1996
                                       Detroit, Michigan law firm
Thomas L. Thomas, 56.................  Chairman, Creative Solutions, Inc.                    1998

     Each of the foregoing persons has been engaged or employed in the principal occupation reflected in the table above, or in a similar one with the same employer, for more than five years, except Messrs. Graber, Nero, Rhoades, Semple, Thomas and David C. Seigle.

     Mr. Graber retired in 1994, prior to which time he was Chairman and Chief Executive Officer of Applied Dynamics International for at least the five years preceding the date of his retirement. Mr. Graber also serves on the Board of Directors of Nematron Corporation.

     Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. Prior to that time, he was, from 1994 to 1996, President of Bell & Howell PSC and, from 1989 to 1994, Vice President of Legent Corp.

     Mr. Rhoades is a Corporate Vice President for Bell & Howell Company. Previously, from 1995 to 1999, he was President of Bruce E. Rhoades Consulting, Inc. Prior to that time, Mr. Rhoades was, from 1992-1995, Vice President of Strategy and Business Development of Lexis-Nexis, Inc., an electronic information retrieval company and a division of Mead Corp.

     Mr. David C. Seigle has been an Affiliated Executive of Black Diamond Capital, LLC since November, 1998. From 1996 until 1998 he was the President of Technology Edge, Inc. Prior to his retirement in 1991, Mr. Seigle was Vice President of File Net Corporation, a manufacturer of document image processors.

     Mr. Semple has been an attorney with Dykema Gossett PLLC for 34 years and Chairman of such law firm since January 1, 1996. Dykema Gossett provides legal services to the Company.

     Mr. Thomas has been Chairman of Creative Solutions, Inc. since July 1998 and was its President and Chief Executive Officer from 1990-1998. Creative Solutions, Inc. is a leading supplier of a full line of integrated tax, accounting and office management software products for small and medium-sized accounting firms.

     David C. Seigle and Robert A. Seigle are first cousins.

MEETINGS AND COMMITTEES OF THE BOARD

     During the Company's fiscal year ended September 30, 1999, the Board of Directors held five meetings and the Compensation Committee and Audit Committee met two times and one time, respectively. The Compensation Committee is responsible for recommending salaries and other compensation arrangements for officers of the Company and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plan adopted by the Company. The Compensation Committee currently consists of five directors who are not employees of the Company (i.e., Messrs. Graber, Rhoades, Semple, and Robert A. Seigle and David C. Seigle).

     The Audit Committee also consists of the five directors listed above who are not employees of the Company. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, review with the independent auditors the annual audit plan, the financial statements, the auditors' report and their evaluation and recommendations concerning the Company's internal controls.

     During the fiscal year ended September 30, 1999, each director attended 75% or more of all Board meetings and 75% or more of the meetings held by all committees of the Board on which such director served.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL PERSONS NOMINATED BY THE BOARD.

               APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF
           INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The Board of Directors of the Company has unanimously approved an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 12,500,000 shares to 25,000,000 shares and unanimously recommends to the shareholders that they approve the proposed amendment.

     The proposed amendment would amend and restate the first sentence of
Article III of the Company's Articles of Incorporation to read as follows:

     The total number of shares of the capital stock which the Company has authority to issue is twenty-five million (25,000,000) shares of common stock ("Common Stock").

     The remainder of Article III would remain unchanged.

     This amendment will increase the Company's authorized Common Stock from 12,500,000 shares to 25,000,000 shares. The purpose of the amendment is to provide additional shares of authorized Common Stock. As of December 31, 1999, there were 4,609,483 shares issued and outstanding and a total of 1,200,000 shares reserved for issuance pursuant to the Company's current stock option plans and Employee Stock Purchase Plan. As a result, as of December 31, 1999, only 6,690,517 shares of Common Stock remain available for future issuance.

     The Board of Directors believes it desirable to increase the authorized number of shares of Common Stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional Common Stock for issuance could be used for a number of purposes, including corporate financing, future acquisitions, stock splits, stock options and other stock-based compensation. There are currently no plans, agreements or understandings regarding the issuance of any of the additional shares of Common Stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless such action is required by applicable law or the rules of the Nasdaq stock market or any stock exchange on which the Company's securities may be listed.

     The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock, and, to the extent issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Ownership of shares of the Company's Common Stock confers no preemptive rights.

     The increase in the authorized but unissued shares of Common Stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares issued.

     If this proposal is approved, the Company intends to file an amendment to its Articles of Incorporation with the Michigan Department of Consumer and Industry Services, upon which filing the proposed amendment will become effective.

     The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve the proposed amendment. Consequently, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment. PROXIES WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

               APPROVAL OF AMENDMENTS TO THE COMPANY'S 1992 STOCK
          OPTION PLAN TO MAKE ADDITIONAL SHARES AVAILABLE FOR ISSUANCE

     The Interface Systems, Inc. 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors on March 27, 1992 and approved by the shareholders of the Company on May 6, 1992. The 1992 Plan was subsequently amended by the Board of Directors on February 21, 1996 and further amended on August 8, 1997. The 1992 Plan has 800,000 shares of common stock authorized for grant. At September 30, 1999, 105,567 shares were available for grant, 644,102 were outstanding and 261,969 were exercisable under the 1992 Plan.


     Stock option grants are of significant importance to the Company in attracting and retaining high quality executives and other key employees and are an important element of a competitive recruitment process. The Board of Directors believes the number of shares that remain available for grant is insufficient for the Company's ongoing stock-based compensation requirements and, therefore, has approved an amendment to the 1992 Plan, subject to shareholder approval, to make an additional 300,000 shares available for issuance under the 1992 Plan. At the Annual Meeting, the Company's shareholders are being requested to consider and approve this amendment. The following paragraphs summarize the material features of the 1992 Plan, as amended.


     The 1992 Plan is intended to promote the long-term success of the Company for the benefit of its shareholders by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is designed to allow selected key employees of the Company to participate financially in the Company's future, as well as to enable the Company to attract, retain and award such employees.

     The 1992 Plan is administered by a committee of the Board of Directors (the "Committee"), which is required to consist of not less than two non-employee directors, as defined in Rule 16b-3 of the Securities and Exchange Act of 1934. The Committee determines the employees of the Company who are to be granted options, the number of shares of Common Stock underlying each option and the terms and conditions of any option. The Committee also interprets the 1992 Plan and makes all determinations necessary or advisable for its administration.

     The 1992 Plan, as amended, provides for the issuance of up to 1,100,000 shares of the Company's Common Stock. Persons eligible for awards under the 1992 Plan are officers and key employees. The 1992 Plan provides for the grant of both incentive stock options and non-qualified options. Options under the 1992 Plan are granted at not less than market price on the date of grant, are exercisable at the rate of 33% per year after one year from the date of grant and have a term of ten years.


     In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, the Committee may make such adjustments, including in the number or type of shares authorized by the 1992 Plan, as it deems appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1992 Plan.

     The Board may amend or terminate the 1992 Plan from time to time without shareholder approval. No amendment, modification, or termination of the 1992 Plan shall in any manner affect any option granted under the 1992 Plan without the consent of the participant holding the option.

     1992 Plan participants will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of the grant. Management understands that options to be granted under the 1992 Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. For nonqualified stock options, the difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, in which case the Company will be entitled to a deduction equal to the amount of the optionee's ordinary income. With respect to incentive stock options, participants will not realize income for federal income tax purposes as a result of the exercise of such options. In addition, if common stock acquired as a result of the exercise of an incentive stock option is disposed of more than two years after the date the option is granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition of such common stock will be treated as capital gain for federal income tax purposes. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant or exercise of an incentive stock option. Exceptions to the general rules apply in the case of a "disqualifying disposition."

     If a participant disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Company would be entitled to a deduction in the year in which such disposition occurred. The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the option price, or (b) the fair market value of the shares at the time of exercise minus the option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts or business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of incentive stock options may result in an alternative minimum tax liability.

     The affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required to approve the proposal to amend the 1992 Plan. Consequently, abstentions and broker non-votes will have no effect on such proposal to amend the 1992 Plan. PROXIES WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY 300,000 SHARES.

                              FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The Common Stock is the only voting security of the Company. See "Stock Ownership of Certain Beneficial Owners" for information regarding persons who, to the knowledge of the Company, beneficially own five percent or more of such stock as of December 31, 1999.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of shares of the Company's Common Stock with respect to persons who are known to the Company to be the beneficial owner of more than five percent of such stock as of December 31, 1999.


                                                                   COMMON STOCK
                                                                  OF THE COMPANY      PERCENT OF
                      NAME AND ADDRESS                          OWNED BENEFICIALLY      CLASS
                      ----------------                          ------------------    ----------
Congressional Securities, Inc ..............................        450,000(1)          9.97%
and David H. Zimmer
2 Martin Dale Road
Greenwich, CT 06830


------------------

(1) To the best of the Company's knowledge, based on information reported by Congressional Securities, Inc. ("CSI") and David H. Zimmer, the beneficial ownership of CSI is by virtue of its investment discretion and voting power over accounts of its customers, including David H. Zimmer, Chief Executive Officer of CSI, who owns 175,000 of the 450,000 shares. Mr. Zimmer is the beneficial owner of the 450,000 shares by virtue of his status as Chief Executive Officer of CSI. CSI and Mr. Zimmer share voting and dispositive power with respect to the 450,000 shares. CSI and Mr. Zimmer filed separate Schedules 13G pursuant to Rule 13d-1(b) and Rule 13d-1(c), respectively, with respect to the shared beneficial ownership of the 450,000 shares.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of shares of the Company's Common Stock by each of the Company's directors, Named Executive Officers (as defined below) and by all executive officers and directors as a group as of December 1, 1999.


                                                                    COMMON STOCK
                                                                   OF THE COMPANY        PERCENT OF
                            NAME                                OWNED BENEFICIALLY(1)      CLASS
                            ----                                ---------------------    ----------
Garnel F. Graber............................................            75,054(2)           1.65%
Robert A. Nero..............................................           125,000(3)           2.74%
Bruce E. Rhoades............................................            19,100(4)           *
Robert A. Seigle............................................            81,310(5)           1.79%
David C. Seigle.............................................            25,100(6)           *
Lloyd A. Semple.............................................            21,100(7)           *
Thomas L. Thomas............................................            15,000(8)           *
Keith N. Bauserman..........................................            30,222(9)           *
Robert F. Granger...........................................            22,077(10)          *
Richard B. Sheridan.........................................            30,887(11)          *
John R. Ternes..............................................                 0(12)          *
All executive officers and directors as a group (14
  persons)..................................................           444,850(13)          9.77%


------------------
  *  Less than one percent.

 (1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's stockholder records, unless otherwise indicated by any additional information included in the footnote to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

 (2) Includes 25,100 shares which Mr. Graber has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (3) Includes 110,000 shares which Mr. Nero has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan and 15,000 shares held by Mr. Nero's wife. Mr. Nero shares voting and dispositive power with respect to the 15,000 shares.

 (4) Represents 19,100 shares which Mr. Rhoades has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (5) Includes 25,100 shares which Mr. Seigle has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.


 (6) Represents 25,100 shares which Mr. Seigle has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.


 (7) Includes 19,100 shares which Mr. Semple has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (8) Includes 14,000 shares which Mr. Thomas has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

 (9) Includes 19,334 shares which Mr. Bauserman has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.

(10) Includes 17,667 shares which Mr. Granger has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of option granted under the 1992 Stock Option Plan.

(11) Includes 22,832 shares which Mr. Sheridan has, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan.


(12) Mr. Ternes resigned from his position as Vice President and Chief Financial Officer of the Company on August 17, 1999.



(13) Includes 297,333 shares which certain directors and executive officers have, or within 60 days of December 1, 1999 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan and the 1992 Stock Option Plan.


EXECUTIVE OFFICERS

     The persons listed below currently are the executive officers of the Company.


                    NAME                                             OFFICE(S)                         AGE
                    ----                                             ---------                         ---
Robert A. Nero..............................    President and Chief Executive Officer                  53
Keith N. Bauserman..........................    Vice President of Sales                                55
Brian D. Brooks.............................    Chief Financial Officer                                37
Robert F. Granger...........................    Vice President of Marketing                            48
Brian G. Niemiec............................    Vice President of Product & Service Delivery           38
Richard B. Sheridan.........................    Vice President of Development                          43
Don Redding.................................    Vice President of Cleo Products Group                  59


     Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. See "Election of Directors" for further information concerning Mr. Nero.

     Mr. Bauserman was appointed Vice President of Sales of the Company in 1994 after having served as the Company's National Sales Manager from 1992 to 1994.

     Mr. Brooks was appointed Chief Financial Officer of the Company in November 1999. Prior to joining the Company, Mr. Brooks was a Vice President of Finance of Interim Services, a human resources consulting firm, from 1997 to 1999, and Vice President of Finance (1996-1997) and Controller (1992-1996) of Aim Executive Holdings, also a human resources consulting firm.

     Mr. Granger was appointed Vice President of Marketing of the Company in July 1998 after having served as a sales account executive since October 1997. Prior to joining the Company, Mr. Granger was Vice President of Sales of HUBLink, Inc. from 1995 to 1997, and served as Senior Account Manager at Legent Corporation from 1992 to 1995.

     Mr. Niemiec was appointed Vice President of Product & Service Delivery of the Company in 1999 after having served as a Company Vice President since 1998. Prior to joining the Company, Mr. Niemiec was President of Bright Ideas Group, a consulting firm, from 1996 to 1998, and Senior Vice President of Operations of National Tech Team, a computer services firm, from 1990 to 1996.


     Mr. Sheridan was appointed Vice President of Development of the Company in July 1998 after having served as Director of OASIS/Printer development (effective October 1997) and Manager of Cleo EN product development since September 1990.



     Mr. Redding was appointed Vice President of Cleo Products Group of the Company in November 1999. Mr. Redding had served as Vice President of Cleo Communications, a division of the Company, until May 1995. Prior to rejoining the Company, Mr. Redding was Vice President/Director of Engineering and Operations for Applied Intelligent Systems, Inc.


     The executive officers serve at the pleasure of the Board of Directors.

DIRECTOR COMPENSATION

     The Chairman of the Board is paid a quarterly retainer of $3,000, and the Company's other non-employee directors are paid a quarterly retainer of $1,000. In addition, each non-employee director is paid a fee of $1,000 per meeting for attendance at regular Board meetings and $500 per meeting for attendance at committee meetings not held in conjunction with a regular Board meeting. Travel and lodging expenses incurred by directors residing outside of the metropolitan Detroit area in order to attend meetings of the Board are paid by the Company.

     In addition, the Company has a 1993 Stock Plan for Non-Employee Directors (the "Directors Plan"). On February 19, 1999, each member of the Board of Directors was granted an option to purchase 2,000 shares of the Company's Common Stock at an exercise price of $2.81 per share, fully vested at grant.

     Mr. David C. Seigle received $3,746 from the Company for his services as a consultant in fiscal 1999.

                             EXECUTIVE COMPENSATION

     The following table provides summary information concerning compensation paid by the Company to (or accrued on behalf of) the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 1999 (the "Named Executive Officers"). The salary and bonus paid to each of the Company's other executive officers, who served as executive officers during the fiscal year, did not exceed $100,000 and therefore is not disclosed in the table below.

                           SUMMARY COMPENSATION TABLE


                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         ------------
                                                         ANNUAL                           SECURITIES
                                                      COMPENSATION           OTHER        UNDERLYING
                                         FISCAL    -------------------       ANNUAL         STOCK        ALL OTHER
    NAME AND PRINCIPAL OCCUPATION         YEAR      SALARY      BONUS     COMPENSATION     OPTIONS      COMPENSATION
    -----------------------------        ------     ------      -----     ------------    ----------    ------------
Robert A. Nero.......................     1999     $208,000    $72,800       $5,296(1)      50,000        $21,080(2)
Chief Executive Officer,                  1998      208,000     90,000        4,672(1)                     16,916(3)
President and a Director                  1997      138,474     50,000        3,432(1)     165,000         15,610(4)
John R. Ternes.......................     1999      110,936          0
Chief Financial Officer, Vice             1998      111,650     24,003                      15,000
President, Finance/Administration         1997       44,025     13,000
and Secretary
Keith N. Bauserman...................     1999      135,850     20,400
Vice President of Sales                   1998      132,371     24,453                      24,000
Robert F. Granger....................     1999      126,928     18,000                                      2,496(5)
Vice President of Marketing               1998      105,037     22,083                      53,000          1,328(6)
Richard B. Sheridan..................     1999      103,860     22,300
Vice President of Product                 1998       98,882     13,072                      37,000
Development


------------------
(1) "Other Annual Compensation" for Mr. Nero for fiscal 1999, 1998 and 1997 is comprised of a tax gross up for the apartment rental payment referred to in footnotes 2, 3 and 4 below.

(2) "All Other Compensation" for Mr. Nero for fiscal 1999 is comprised of (i) $15,691 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $5,389 for a car allowance.

(3) "All Other Compensation" for Mr. Nero for fiscal 1998 is comprised of (i) $11,527 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $5,389 for a car allowance.

(4) "All Other Compensation" for Mr. Nero for fiscal 1997 is comprised of (i) $12,017 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $3,593 for a car allowance.

(5) "All Other Compensation" for Mr. Granger for fiscal 1999 is comprised of a car allowance.

(6) "All Other Compensation" for Mr. Granger for fiscal 1998 is comprised of a car allowance.

OPTION GRANTS AND RELATED INFORMATION

     The following table provides information with respect to options granted to the Named Executive Officers during fiscal year 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                POTENTIAL REALIZABLE
                                         INDIVIDUAL GRANTS                                        VALUE AT ASSUMED
                                    ---------------------------                                    ANNUAL RATES OF
                                     NUMBER OF      % OF TOTAL                                       STOCK PRICE
                                    SECURITIES       OPTIONS                                      APPRECIATION FOR
                                    UNDERLYING      GRANTED TO     EXERCISE OR                     OPTION TERM(2)
                                      OPTIONS      EMPLOYEES IN    BASE PRICE     EXPIRATION    ---------------------
              NAME                  GRANTED(1)     FISCAL YEAR       ($/SH.)         DATE        5%($)       10%($)
              ----                  ----------     ------------    -----------    ----------     -----       ------
Robert A. Nero..................      50,000          23.6%           $2.81        02/19/09      88,360      223,921


------------------
(1) These options, which were granted pursuant to the Company's 1992 Stock Option Plan, were granted at market value on the date of grant, become exercisable annually in 33 1/3% increments beginning one year after the grant date and have a term of ten years. The exercisability of these options may be accelerated in the event of a change in control of the Company. See "Employment Agreements and Termination/ Change in Control Agreements."

(2) Represents value of option at end of ten year term, assuming the market price of the Company's Common Stock appreciates at annually compounded rates of 5% and 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in the table will be achieved.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 1999 and unexercised options held as of the end of the Company's last fiscal year, September 30, 1999. All options were granted under the Company's 1992 Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR ("FY")-END OPTION/SAR VALUES


                                                             NUMBER OF SECURITIES
                                    SHARES       VALUE      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  ACQUIRED ON   REALIZED     OPTIONS AT FY-END(#)          IN-THE-MONEY OPTIONS
              NAME                EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE($)
              ----                -----------   --------   -------------------------   ----------------------------
Robert A. Nero..................     --           --         110,000/105,000                 660,000/689,375
John R. Ternes..................    31,666       63,270             --                          --
Keith N. Bauserman..............     --           --          19,334/21,666                  130,004/157,996
Robert F. Granger...............     --           --          17,667/35,333                  131,252/262,498
Richard B. Sheridan.............     --           --          22,832/22,668                  153,406/170,844


-------------------------

EMPLOYMENT AND TERMINATION/CHANGE IN CONTROL ARRANGEMENTS

     Mr. Nero is paid an annual salary of $208,000, which is subject to annual review by the Board of Directors. In the event of (a) a "change in control" of the Company followed by Mr. Nero's resignation 3 months thereafter, (b) a material diminution in his position, salary or other compensation, or responsibilities, and within 3 months thereafter he resigns or (c) termination of his employment by the Company for any reason other than "termination for cause," the Company has agreed to continue payment of Mr. Nero's salary and fringe benefits for a period of 18 months following his termination or resignation. For purposes of this severance arrangement, "change in control" has the same definition as it does in the Company's 1992 Stock Option Plan. "Termination for cause" means termination by the Board of Directors upon its reasonable determination that he has committed an act of dishonesty or willful misconduct or has failed to materially perform his duties and responsibilities.


     Mr. Nero was granted a stock option to purchase 50,000 shares of the Company's Common Stock under the 1992 Stock Option Plan. Under the 1992 Stock Option Plan, as amended, a "change in control" shall be deemed to have occurred if (i) any person is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; (ii) consummation of certain mergers, consolidations or similar transactions with respect to which the Company is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile); (iii) any liquidation or dissolution of the Company, or any sale of all or substantially all of the Company's assets to an entity not controlled by persons who were members of the Board of Directors or officers of the Company as of the 1997 Annual Meeting of Shareholders or by any employee benefit plan or employee benefit plan trust maintained by the Company; and (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     The Company's compensation policy is designed to provide competitive compensation which rewards individual achievement and performance while encouraging above average corporate performance. The Company's executive compensation program consists of three principal components: base salary, bonus and stock option awards.

BASE SALARY

     The Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. The Committee reviews the base salary of each executive officer annually. The base salary for each executive officer is determined after the Committee reviews competitive executive compensation data and evaluations of each executive officer's duties and performance, submitted by the chief executive officer.

BONUS

     The Company's bonus policy is designed to reward individual performance on specific goals and objectives. These goals and objectives are revised annually for each participant and performance is evaluated at the end of each year. Messrs. Nero, Bauserman, Granger and Sheridan were paid bonuses of $72,800, $20,400, $18,000 and $22,300, respectively.

STOCK OPTIONS

     For many years, the Company has had in place stock option programs. Stock options are typically granted at exercise prices not less than the market value of the Company's Common Stock on the date of grant and therefore have no value unless the Common Stock appreciates in value. As a result, through the use of stock options, the Committee relates the benefits received by the executive officers to the amount of appreciation realized by shareholders over comparable periods. Stock options have the added benefit of providing incentive-based compensation without the expenditure of the Company's cash resources.

CHIEF EXECUTIVE OFFICER COMPENSATION


     During fiscal 1999, Mr. Nero, the Company's Chief Executive Officer, earned a base salary and cash bonus of $208,000 and $72,800, respectively, representing total cash compensation of $280,800. In February 1999, Mr. Nero was also awarded a stock option grant of 50,000 shares. The Committee believes that the significant ownership position created by this action will more closely align Mr. Nero's interests with those of the shareholders. The size of the equity based compensation awards and the cash compensation reflect the Committee's evaluation and recognition of Mr. Nero's contribution to the significant accomplishments and success achieved by the Company in fiscal 1999.


DEDUCTIBILITY OF EXECUTIVE COMPENSATION


     The Committee has reviewed the Internal Revenue Code and related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to any of its most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 in any year. The Committee continues to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Internal Revenue Code.


     The Committee continually reviews the compensation policies established for the Company's executive officers but is not obligated to modify such policies from year to year.

                                          Compensation Committee, as of
                                          September 30, 1999
                                          Garnel F. Graber
                                          Bruce E. Rhoades
                                          David C. Seigle
                                          Robert A. Seigle
                                          Lloyd A. Semple


Dated: January 21, 2000

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph provides a comparison with the stated indices of the cumulative five-year total stockholder return on the Company's Common Stock. All dividends are assumed to have been reinvested over the five year period. The indices used are the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the published indices relating to the NASDAQ Computer Manufacturer Stocks, the S&P Computer Software & Services Stocks and the Russell 2000 Stocks.

                               PERFORMANCE GRAPH

                                   1994       1995       1996       1997       1998       1999
Interface Systems, Inc.           $100.00    $128.39    $123.84    $ 68.80    $ 38.53    $220.15
NASDAQ (U.S. Companies)           $100.00    $138.07    $163.85    $224.97    $228.78    $371.62
NASDAQ (Computer Mfg.)            $100.00    $177.14    $231.11    $330.76    $468.06    $891.48
S&P Computers (Software &
  Servs.)                         $100.00    $145.79    $211.35    $348.00    $479.25    $777.36
Russell 2000                      $100.00    $123.50    $139.62    $186.08    $153.60    $177.27

                 CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

     There were no transactions required to be reported.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen, LLP to audit the financial statements of the Company for the fiscal year ending September 30, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to be available to respond to questions from the shareholders and, if they desire, will have an opportunity to make any statement they consider appropriate.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the period from October 1, 1998 to September 30, 1999, all of these applicable requirements were complied with by each of the Company's directors, executive officers and greater than ten percent shareholders. In making this statement, the Company has relied on the written representations of its incumbent directors and executive officers and copies of the reports received by it.

                    OTHER MATTERS AND SHAREHOLDER PROPOSALS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.

     Shareholder proposals intended to be presented at the 2001 Annual Meeting which are eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company not later than September 20, 2000 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws.

     Shareholder proposals intended to be presented at the 2001 Annual Meeting which are not eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws. Such proposals must be addressed to the Secretary at the Company's principal executive offices and must be received at the Company's principal executive offices not less than sixty days nor more than ninety days prior to the date of the first anniversary of the 2000 Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT A. NERO

                                          ROBERT A. NERO, President

Ann Arbor, Michigan

January 21, 2000

                                   APPENDIX A


                            INTERFACE SYSTEMS, INC.
                             1992 STOCK OPTION PLAN

                 (AS AMENDED AND RESTATED ON JANUARY 14, 2000)


1. CERTAIN DEFINITIONS.


     A "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than a Subsidiary or an employee benefit plan or employee benefit plan trust maintained by the Company or a Subsidiary), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company, provided that a person shall not be deemed to beneficially own shares solely because such person has the right to vote such shares pursuant to a revocable proxy or proxies given in response to a public solicitation made in accordance with the applicable rules promulgated under the Exchange Act; (ii) consummation of any merger, consolidation or similar transaction with respect to which the Company or any Parent is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile), if a majority of the members of the Board of Directors of the surviving company are not Continuing Directors; (iii) any liquidation or dissolution of the Company, or any sale of all or substantially all of the Company's assets to an entity not controlled by persons who were members of the Board of Directors or officers of the Company as of the 1997 Annual Meeting of Stockholders or by any employee benefit plan or employee benefit plan trust maintained by the Company or a Subsidiary; and (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.


     The "Code" is the Internal Revenue Code of 1986, as amended.

     The "Committee" is a committee of two or more directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 under the Exchange Act.

     The "Common Stock" is the common stock, $.10 par value per share, of the Company.

     The "Company" is Interface Systems, Inc., a Michigan corporation.


     "Continuing Directors" means persons (A) who are members of the Board of Directors immediately prior to the merger, consolidation or similar transaction and (B) who also were members of the Board of Directors of the Company immediately following the 1997 Annual Meeting of Stockholders or are new directors whose election by the Board of Directors, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors immediately following the 1997 Annual Meeting of Stockholders or whose election or nomination for election was previously approved as provided above.


     "Disabled" or "Disability" means Permanently disabled as defined in Section 22(e)(3) of the Code.

     "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

     "Employment" means the state of being an Employee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the last sale price on the Nasdaq Stock Market National Market, as reported in the Wall Street Journal, for the last preceding day on which the Common Stock was traded prior to the date with respect to which the fair market value is to be determined, as determined by the Committee in its sole discretion.

     An "Incentive Stock Option" is an option intended to meet the requirements of Section 422 of the Code.

     A "Nonqualified Stock Option" is an option granted under the Plan other than an Incentive Stock Option.

     "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

     The "Plan" is the 1992 Stock Option Plan.

     "Subsidiary" means any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code.

2. PURPOSE.

     The purpose of the Plan is to promote the best interests of the Company and its shareholders by encouraging participants to acquire a proprietary interest in the Company, thus identifying their interests with those of its shareholders and encouraging the participants to make greater efforts on behalf of the Company.

3. ADMINISTRATION.

     The selection of participants in the Plan and decisions concerning the timing, pricing and amount of any grant of options under the Plan shall be made by the Committee. Except as provided in Section 13 of the Plan, the Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or any option granted under the Plan shall be final and binding upon all participants.

4. PARTICIPANTS.

     Participants in the Plan shall be such key Employees as the Committee may select from time to time. The Committee may grant options to an individual upon the condition that the individual become an Employee, provided that the option shall be deemed to be granted only on the date the individual becomes an Employee.

5. STOCK.


     The stock subject to options under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 1,100,000 shares, subject to adjustment in accordance with Section 11. Shares subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be subjected to options under the Plan.


6. AWARD OF OPTIONS.

     Subject to the limitations set forth in the Plan, the Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms as it shall designate. Each option shall be evidenced by a stock option agreement in such form and containing such provisions as the Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The date on which an option is granted shall be the date of the

Committee's authorization of the option or such later date as shall be determined by the Committee at the time the option is authorized.

     Incentive Stock Options. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan: (a) the exercise price per share for each Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company or any Parent or Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant; (b) the aggregate Fair Market Value of the underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Parent or Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); (c) an Incentive Stock Option shall not be exercisable after the tenth anniversary of the date of grant or such lesser period as the Committee may specify from time to time.

     Nonqualified Stock Options. A Nonqualified Stock Option shall not be exercisable after the tenth anniversary of the date of grant. The exercise price per share of a Nonqualified Stock Option shall not be less than the Fair Market Value per share of the Common Stock on the date of grant.

7. EXERCISE OF OPTIONS.

     Subject to any limitations on exercise contained in the stock option agreement relating to a particular option which is not inconsistent with this Section, options may be exercised in installments as follows:

          (a) Beginning on the date after the first anniversary of the date of grant, an option may be exercised up to 1/3 of the shares subject to the option;

          (b) After the expiration of each succeeding anniversary date of the date of grant, the option may be exercised up to an additional 1/3 of the shares subject to option, so that after the expiration of the third anniversary of the date of grant the option shall be exercisable in full; and

          (c) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.

8. PAYMENT FOR SHARES.

     The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in cash, by certified check, bank draft or money order or by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment. Notwithstanding the foregoing, the option exercise price may be paid by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise").

9. WITHHOLDING TAXES.

     The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option.

10. NON-ASSIGNABILITY.

     No option shall be transferable by a participant except by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of a participant, an option shall be exercised only by the optionee. No transfer of an option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the option.

11. TERMINATION OF EMPLOYMENT.

     Unless otherwise provided in the stock option agreement relating to a particular option: (a) if, prior to the date that such option shall first become exercisable, the participant's Employment shall be terminated, with or without cause, or by the act, death, Disability, or retirement of the participant, the participant's right to exercise the option shall terminate and all rights thereunder shall cease; and (b) if, on or after the date that such option shall first become exercisable, a participant's Employment shall be terminated for any reason other than death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect at the date of exercise; and (c) if, on or after the date that such option shall have become exercisable, the participant shall die or become Disabled while an Employee or while such option remains exercisable, the participant or the executor or administrator of the estate of the participant (as the case may be), or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability to exercise the option to the extent that it was exercisable and unexercised on the date of death, subject to any other limitation on exercise in effect at the date of exercise.

     The transfer of an Employee from one corporation to another among the Company, any Parent and any Subsidiary, or a leave of absence with the written consent of the Company, shall not constitute a termination of Employment for purposes of the Plan.

12. ADJUSTMENTS.

     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock, or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(a) the number and type of shares of Common Stock which thereafter may be made the subject of options, (b) the number and type of shares of Common Stock subject to outstanding options, and (c) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to the Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would case the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any option shall always be a whole number. In the event of a Change of Control and under such other circumstances as the Committee may designate, options under the Plan shall be treated as the Committee may determine (including acceleration of vesting and settlements of options) at the time of grant or at a subsequent date as provided in the stock option agreement reflecting the grant of such options.

13. RIGHTS PRIOR TO ISSUANCE OF SHARES.

     No participant shall have any rights as a shareholder with respect to any shares covered by an option until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

14. TERMINATION AND AMENDMENT.

     The Board of Directors (the "Board") may terminate the Plan, or the granting of options under the Plan, at any time. No Incentive Stock Option shall be granted under the Plan ten years after adoption of the Plan by the Board or approval of the Plan by the Company's shareholders, whichever is earlier. Termination of the Plan shall not affect the rights of the holders of any options previously granted.

     The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

15. APPROVAL OF PLAN.

     The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. No option granted under the Plan may be exercised in whole or in part until the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

16. EFFECT ON EMPLOYMENT.

     Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

17. USE OF PROCEEDS.

     The proceeds received from the sale of Common Stock pursuant to exercises of options granted under the Plan will be used for general corporate purposes of the Company.


BOARD OF DIRECTOR APPROVAL:  March 27, 1992
SHAREHOLDER APPROVAL:        May 6, 1992
AMENDED:                     February 21, 1996
AMENDED AND RESTATED:        August 8, 1997
AMENDED AND RESTATED:        January 14, 2000

                                REVOCABLE PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF INTERFACE SYSTEMS, INC.
                            INTERFACE SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 18, 2000
                             10:00 A.M. LOCAL TIME

    The undersigned hereby appoints the Board of Directors of Interface Systems, Inc. (the "Company") to act as proxy for the undersigned and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on February 18, 2000, at 10:00 a.m., local time at Crowne Plaza Hotel, 610 Hilton Boulevard, Ann Arbor, Michigan, and any and all adjournments thereof, as indicated on the reverse side of this proxy.

    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.



          PLEASE COMPLETE, DATE, AND SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.



(Continued, and to be marked, dated and signed, on the other side)



                         \/  FOLD AND DETACH HERE   \/
--------------------------------------------------------------------------------

          INTERFACE SYSTEMS, INC. -- ANNUAL MEETING, FEBRUARY 18, 2000

                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

    1. Call TOLL FREE 1-888-660-3215 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

    2. Via the Internet at WWW.PROXYVOTING.COM/INTFACE and follow the instructions.

                                       OR

    3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                  PLEASE VOTE

-------------------------------------------------------------------------------                   Please mark your
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS                       votes as indicated  [X]
       PRESENTED.                                                                                 in this example
-------------------------------------------------------------------------------

1.  The election as directors of all nomi-          With-  For All                                             For  Against  Abstain
    nees listed below, except as marked        For  hold   Except      2. The approval to amend the            [ ]    [ ]      [ ]
    to the contrary.                           [ ]  [ ]     [ ]           Company's Articles of Incorporation
                                                                          to increase the number of authorized
    (01) Garnel F. Graber          (05) Robert A. Seigle                  shares of Common Stock from
    (02) Robert A. Nero            (06) Lloyd A. Semple                   12,500,000 shares to 25,000,000.
    (03) Bruce E. Rhoades          (07) Thomas L. Thomas
    (04) David C. Seigle

INSTRUCTION: To withhold authority to vote for any nominee(s),
mark "For All Except" and write that nominee(s') name(s) in           3. The approval to amend the Company's   For  Against  Abstain
the space provided below.                                                1992 Stock Option Plan to make        [ ]    [ ]      [ ]
                                                                         available for issuance an additional
-------------------------------------------------------------            300,000 shares of Common Stock.


                                                                      4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
                                                                         meeting or any adjournment thereof.


                                                                         Check here if you agree to access future proxy statements
                                                                         and annual reports electronically [ ]


                                                                        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting
    Please be sure to sign and date       Date                        of Shareholders and of a Proxy Statement dated January 21,
      this Proxy in the box below.                                    2000 and of the Annual Report to Shareholders.
------------------------------------------------------------
                                                                      PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD.
                                                                      When signing as an attorney, executor, administrator, trustee or guardian, please give full title.  If shares are held
                                                                      jointly, each holder may sign, but only one signature is
---Shareholder sign above---Co-holder (if any) sign above---          required.

  ------------------------------------------------------------------------------
+ ---IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS
     BELOW---+
  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    /\ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL /\

                           VOTE BY TELEPHONE/INTERNET
                          QUICK --- EASY --- IMMEDIATE

Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

    PLEASE HAVE THIS CARD HANDY WHEN YOU CALL. YOU'LL NEED IT IN FRONT OF YOU IN ORDER TO COMPLETE THE VOTING PROCESS.

       VOTE BY PHONE:  You will be asked to enter the CONTROL NUMBER(look below at right).

[OPTION A:]   To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.
[OPTION B:]   If you choose to vote on each proposal separately, press 0.  You will hear these instructions:
              ITEM 1:  To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
                       To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.

              ITEM 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                       The instructions are the same to vote for Item 3. When asked, you must confirm your vote by pressing 1.

       VOTE BY INTERNET:  The web address is WWW.PROXYVOTING.COM/
                          INTFACE
              You will be asked to enter the CONTROL NUMBER (look below at right).
              If you vote by telephone or internet, DO NOT mail back your proxy.

                              THANK YOU FOR VOTING
                                                                 FOR TELEPHONE/
                                                                INTERNET VOTING:
Call --- Toll Free --- On a Touch Tone Telephone                CONTROL NUMBER

       1-888-660-3215 - ANYTIME

        There is NO CHARGE to you for this call